SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

            Date of Report (Date of earliest event reported): February 27, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                      000-29829             91-1815009
(State or other jurisdiction         (SEC File Number)       (IRS Employer
 of incorporation or organization)                         Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
             including area code, of Registrant's principal executive offices)

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Item 2.   Acquisition or Disposition of Assets.

            Effective as of the close of business February 27, 2004, Pacific Financial Corporation ("Pacific"), a Washington corporation, completed its merger with BNW Bancorp, Inc. ("BNW"), also a Washington corporation, pursuant to the terms of the Agreement and Plan of Merger dated October 22, 2003, between Pacific and BNW. Under the terms of the merger agreement, BNW was merged into Pacific. Immediately following the merger, BNW's banking subsidiary, Bank NorthWest, was merged into Pacific's banking subsidiary, Bank of the Pacific.

            As a result of the merger, BNW shareholders received 0.85 shares of Pacific common stock in exchange for each of their shares of BNW common stock. Pacific will issue approximately 637,000 shares of its common stock in the merger and pay cash in lieu of any fractional shares.

            On March 1, 2004, Pacific issued a press release announcing the completion of the merger. That press release is included as Exhibit 99.1 to this report.

            The issuance of Pacific common stock under the merger agreement was registered under the Securities Act of 1933 pursuant to Pacific's registration statement on Form S-4 filed with the Securities and Exchange Commission on December 5, 2003 (File No. 333-110971), as modified by Pacific's joint proxy statement/prospectus filed with the SEC under Rule 424(b)(3) on January 13, 2004. The registration statement was declared effective on January 13, 2004. The joint proxy statement/prospectus includes important additional information about the transaction.

            A copy of the merger agreement is attached as Exhibit 99.1 to Pacific's current report on Form 8-K dated October 22, 2003, and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements, and Exhibits.

            (a) Financial Statements of Business Acquired. Audited financial information required by this item will be filed within 60 days of the date of this report.

            (b) Pro Forma Financial Information. Unaudited pro forma financial information required by this item will be filed within 60 days of the date of this report.

            (c) Exhibits.

       Exhibit No.Exhibit Description

            2.1 Agreement and Plan of Merger dated October 22, 2003 by and between Pacific and BNW. Incorporated by reference to Exhibit 99.1 to the Pacific's current report on Form 8-K dated October 22, 2003.

            99.1 Press Release dated March 1, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  March 1, 2004                     By:  /s/ John Van Dijk
                                               -------------------------------
                                               John Van Dijk
                                               Executive Vice President
                                               and Chief Financial Officer











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